UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

      Pursuant to Section 13 or 15(d)of the Securities Act of 1934

  Date of Report (Date of earliest event reported): May 13, 1997
                                                    ------------


                        FAMILY BARGAIN CORPORATION
           (Exact name of registrant as specified in its charter)


   Delaware                       0-16309               51-0299573
   --------                       -------               ----------
 (State of                     (Commission             (IRS Employer
  Incorporation)                File Number)            Identification
                                                        Number)


             4000 Ruffin Road, San Diego, CA              92123
             -------------------------------              -----
         (Address of principal executive offices)      (Zip code)


             Registrant's telephone number:  (619) 627-1800

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 8, 1997, the Registrant simultaneously dismissed its independent auditors, KPMG Peat Marwick LLP ("KPMG"), and engaged Arthur Andersen LLP as its new independent auditors.

KPMG had served as the independent auditors of the Registrant since February 1994 and as the independent auditors for General Textiles, a wholly owned subsidiary of the Registrant, since 1988. KPMG had issued unqualified independent auditors' reports related to its audits of the consolidated financial statements of the Registrant for the each of the fiscal years ended January 28, 1995, January 27, 1996 and February 1, 1997.

There were no disagreements between the Registrant and KPMG with respect to accounting principles or practices, financial statement disclosure, auditing scope or procedure.

The change in independent auditors was approved by the audit committee of the Registrant's Board of Directors prior to the change and is subject to shareholder approval.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FAMILY BARGAIN CORPORATION

Date: May 13, 1997     By:     /s/ James M. Baker
                               --------------------------
                               Name: James M. Baker
                               Title: Treasurer
                                      (duly authorized officer and
                                       principal accounting officer)